LOAN AGREEMENT
(the or this "Agreement")

DATED effective the 23rd day of April, 2009

BETWEEN:

Mountain Capital Inc., a company having an office at Suite 404 – 610 Granville Street, Vancouver, British Columbia V6C 3T3

(the "**Lender**")

AND:

Kokomo Enterprises Inc. (formerly Zab Resources Inc.) a company having an office at Suite 1501 – 700 West Georgia Street, Vancouver, BC V7Y 1A1

(the "**Borrower**")

WHEREAS:

A. The Lender wishes to lend and the Borrower wishes to borrow certain funds (the "**Principal Amount**") for the purposes of funding the working capital requirements of the Borrower (the "**Loan**");

B. As evidence of the Loan, the Borrower will issue a promissory note to the Lender on the terms and conditions contained herein;

C. The Borrower and the Lender have entered into this Agreement to document their contractual relations in relation to the Loan.

NOW THEREFORE in consideration of the recitals, the mutual covenants, the Lender making the Loan to the Borrower and other good and valuable consideration (the receipt and adequacy of which is acknowledged) the parties agree with each other as follows:

1. Loan. Subject to and in accordance with the terms and conditions of this Agreement, the Lender hereby lends to the Borrower and the Borrower hereby borrows from the Lender the total sum of Canadian **$30,000**, together with interest at a fixed rate of **10% per annum** (the "**Interest Amount**"); the Principal Amount and the Interest Amount (collectively referred herein as the "**Indebtedness**"), calculated annually and not in advance.

2. Repayment. The Borrower will repay the Indebtedness on:

   June 1st 2009; or

3. Early Repayment From Time to Time: The Lender may from time to time repay all or any part of the Indebtedness without notice, bonus or penalty.

4. Promissory Note. The Borrower agrees that as evidence of the Loan it will execute and deliver to the Lender a promissory note in the form attached hereto as Schedule A (the "**Promissory Note**"). The Promissory Note shall be non-transferrable and non-assignable.

5. Disclosure: In the event that the Borrower is required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority to disclose information with regards to this Agreement, the Lender consents to the Borrower's filing of such reports, undertakings and other documents with respect to this Agreement.

6. Enurement. This Agreement will be binding on and enure to the benefit of each of parties and their respective successors and permitted assigns.

7. Invalidity. If any part or provision of this Agreement is invalid or unenforceable it will at the election of the Lender be severed from this Agreement and the remainder will be construed as if such invalid or unenforceable part or provision had been deleted from this Agreement.

8. Jurisdiction. This Agreement and all matters arising hereunder will be governed by the laws of British Columbia without regard to its conflicts of laws rules.

9. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and will not be amended or varied except in writing, signed by the parties hereto.

10. Counterparts. This Agreement may be signed in counterpart by facsimile or by PDF scan, delivered electronically.

The parties have caused this Agreement to be properly executed and delivered as of the date appearing at the beginning of page one.

MOUNTAIN CAPITAL INC.)
)
)
Authorized Signatory)

KOKOMO ENTERPRISES INC.)
(formerly Zab Resources Inc.))
)
Authorized Signatory)

PROMISSORY NOTE

FOR VALUE RECEIVED, KOKOMO ENTERPRISES INC. (formerly ZAB RESOURCES INC). (the "**Borrower**") promise to pay to the order of MOUNTAIN CAPITAL INC. (the "**Lender**") at Suite 404, 610 Granville Street, Vancouver, British Columbia V6C 3T3, the sum of THIRTY THOUSAND ($30,000.00) CANADIAN DOLLARS (the "**Indebtedness**"), bearing interest calculated from and including the date hereof until paid, at a fixed rate of 10% per annum, calculated annually and not in advance.

Notwithstanding anything to the contrary herein contained, the Indebtedness, together with all accrued and unpaid interest thereon, shall become due and payable on June 1st, 2009; or.

Notwithstanding the foregoing, the Borrower shall at all times have the right to prepay the Indebtedness or any portion thereof evidenced by this Promissory Note at any time or times without notice, bonus or penalty.

Dated effective the 23rd day of April, 2009.

Per: Jake Kalpakian, authorized signatory

935086.1